SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 5, 2003

RUBIO’S RESTAURANTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303

(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 929-8226

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     Exhibit

     99.1   Press release dated August 5, 2003.

Item 12. Results of Operations and Financial Condition. On August 5, 2003, Rubio’s Restaurants, Inc. issued a press release announcing its financial results for the quarter ended June 29, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.

* * *

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2003

RUBIO’S RESTAURANTS, INC.

	By:	/s/ John Fuller John Fuller Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 5, 2003.